Offerings - Offering: 1	Nov. 19, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 300,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 41,430.00
Offering Note	(1) Calculated solely for purposes of determining the amount of the filing fee. This amount is based on the offer to purchase any and all of the 5.45% Fixed-to-Floating Rate Trust Preferred Securities ("Trust Securities") issued by SCE Trust V, a Delaware statutory trust subsidiary of the Registrant. The transaction valuation assumes the purchase of all 12,000,000 shares of Trust Securities outstanding at a purchase price of $25 per share. (2) The amount of the filing fee was calculated in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, by multiplying $300,000,000 by 0.0001381.